UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary proxy statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Shutterfly, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2017
SHUTTERFLY, INC.
SHUTTERFLY INC.
SHUTTERFLY, INC. 2800 BRIDGE PARKWAY REDWOOD CITY, CA 94065
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 27, 2017
Date: May 24, 2017 Time: 9:00 AM PST
Location: Pullman San Francisco Bay Hotel
223 Twin Dolphin Drive
Redwood City, California 94065
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report/10-K Wrap
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors
Nominees
01 Ann Mather 02 H. Tayloe Stansbury 03 Brian T. Swette
The Board of Directors recommends you vote FOR the following proposal:
2 To approve, on an advisory basis, the compensation of Shutterfly’s named executive officers.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
3 To recommend, by non-binding vote, the frequency of compensation of our named executive officers.
NOTE: To conduct any other business properly brought before the meeting.
The Board of Directors recommends you vote FOR proposals 4 and 5.
4 To approve the amendment of our 2015 Equity Incentive Plan to increase the number of shares available thereunder by 1,300,000 shares and establish an annual limit on non-employee director aggregate cash and equity at $750,000.
5 To ratify the selection of PricewaterhouseCoopers LLP as Shutterfly’s independent registered public accounting firm for the year ending December 31, 2017.
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